Annual Report

June 30, 2001

T. Rowe Price
New America Growth Portfolio

Dear Investor

The last several months have tested the courage of growth investors. With intraday swings of 2% almost the norm - and 5%-plus swings not uncommon - the markets were not for the faint of heart. Unfortunately, the primary direction of the volatility was downward during the first half of 2001, as bleak earnings forecasts and declines in capital spending spread throughout the economy. As shown in the table below, the large-cap S&P 500 Stock Index fell, but the technology-dominated Nasdaq Composite Index fared even worse, dropping 12.53% for the six months and 45.51% for the year.

  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 6/30/01                            6 Months            12 Months
  ------------------------------------------------------------------------------

  New America
  Growth Portfolio                                   -6.50%              -15.04%

  S&P 500 Stock Index                                 -6.70               -14.83

  Lipper Variable Annuity
  Underlying Multi-Cap Growth
  Funds Average                                      -16.18               -30.58

  As an aggressive growth fund, New America Growth Portfolio could not avoid all the pitfalls in this environment. Your portfolio fell 6.50% for the six months ended June 30 and 15.04% for the 12 months, roughly in line with the S&P 500 Stock Index for both periods, as shown in the table. As we have noted often in our reports, we prefer companies that have recurring revenues and do not have to resell their products every day. This focus allowed us to significantly outperform our average competitor fund as measured by the Lipper Variable Annuity Underlying Multi-Cap Growth Funds Average, our new peer-group benchmark that replaces the Lipper Variable Annuity Underlying Growth Funds Average. Since its inception, your portfolio has invested in both large- and mid-cap stocks, and the new Lipper benchmark reflects our strategy more accurately.

MARKET ENVIRONMENT

  The U.S. economy weakened dramatically as 2000 ended, prompting aggressive action by the Federal Reserve. The Fed cut short-term interest rates six times during the last six months, lowering the federal funds target rate - a benchmark for various lending rates - from 6.50% to 3.75%. The economy remained stubbornly sluggish throughout the period, however. GDP grew at just over a 1% annual rate, unemployment rose, and productivity fell. We are in the midst of a major inventory correction in technology that is having repercussions for many companies and industries. The tech sector grew at unsustainable rates for several quarters, first because of Y2K expectations and then because of the reckless funding of both new and established companies. While growth investors benefited greatly during this period, many companies ran their businesses as though this level of growth would continue indefinitely. However, many proved to have unprofitable business models and eventually folded when funding became unavailable. Not only is this source of growth now gone from the market, but the large incumbents now do not feel the urgency to spend as aggressively to fend off new entrants. Billions of dollars of inventory have accumulated at many companies. The magnitude of this problem exceeded our expectations.

Slowdown widened to rest of the economy

  In time, weakness in the telecommunications and technology industries spread into the general economy. Companies cut back on capital spending in response to lower profits and to adjust for excess inventory and weak demand. Weak global growth and a strong U.S. dollar compounded the problem, creating trouble for the manufacturing sector, which exports 30% of output. Consumer spending remained surprisingly resilient despite a rise in unemployment and the "negative wealth effect" - the reduction in wealth due to the stock market decline. Housing and auto sales remained relatively strong, and it could be argued that consumers have so far kept the economy from falling into a full-fledged recession.

  Growth vs. Value
  ------------------------------------------------------------------------------

                                                     Second                First
  2001 Performance                                  Quarter                 Half

  Russell 1000 Growth Index                           8.42%              -14.24%

  Russell 1000 Value Index                             4.88                -1.26

  Given this backdrop, it's not surprising that stock performance was poor over the past six months, despite some short-lived rallies. Large-cap growth stocks, especially technology-related issues, were hardest hit, as companies warned repeatedly that earnings would not meet expectations. For the first six months of the year value outperformed growth, as the Russell 1000 Growth Index fell 14% versus a 1% decline for the Russell 1000 Value Index. After a very difficult first quarter, when the growth index was down more than 20%, the second quarter was quite a bit stronger with growth stocks rising more than 8%. Overall, smaller was better during the first half of the year as small-caps outperformed mid-caps, which in turn outperformed large-caps.

PORTFOLIO REVIEW

  The broadening of the market was reflected in portfolio results, as our top contributors came from several sectors. Overall, consumer services companies, including Family Dollar Stores and Apollo Group, led performance during the first half of the year. Family Dollar Stores is a discount-store operator that sells both consumables and apparel targeted at middle- to lower-income families, while Apollo Group is a leading degree-granting university that caters to working adults. Buoying Apollo is a fast-growing and profitable online business that has accelerated both the company's top and bottom lines.

  The business services sector was our next-best contributor, with three computer services companies in the top 10. First Data is the largest credit card processor in the world and owns Western Union. The stock rose as earnings growth accelerated at Western Union and margins expanded in many of its other businesses. Affiliated Computer Services is an outsourcing company that has expanded its service offerings to business process outsourcing. Affiliated has been one of the most consistent companies in the portfolio, growing at least 20% each quarter since its initial public offering in 1994. SunGard Data Systems provides software and systems for domestic and global financial institutions. In a very competitive environment, large multinational financial firms are using technology to offer new products and cut costs. SunGard is the leading vendor selling into this market.

  The portfolio's top contributor during the first half of the year was Microsoft, which bucked the negative technology trend. A favorable antitrust ruling along with anticipation of its next generation software (XP) and new game console (X-Box) helped the stock appreciate nearly 70% year-to-date. Two other tech stocks, AOL Time Warner and Jabil Circuit, also made the top 10. AOL Time Warner is the marriage of an Internet company with a cable and media giant. It outperformed other online media stocks because it is not overly dependent on online advertising. Jabil Circuit is a contract manufacturer that is benefiting from the growing outsourcing trend.

  Finally, two media stocks, AT&T Liberty Media and Clear Channel Communications, were solid contributors. AT&T Liberty Media is a portfolio of companies involved with cable, interactive TV, and the Internet. Many of these sectors came back into favor during the second quarter and allowed Liberty to regain some of the ground it lost the prior year. Clear Channel is a leading out-of-home advertising company, with ownership of more than 1,100 radio stations in the U.S. and more than 750,000 advertising displays throughout the world. Although the current environment is difficult, many investors now see the light at the end of the tunnel for the radio industry as it returns to steadier growth.

Tech stocks led detractors

  Although we had some success in technology, the sector was also filled with torpedoes. The primary shell that hit the portfolio was Exodus Communications, a leader in hosting corporate Web sites. We were excited about the company's prospects because it appeared that the Web hosting market would become quite large. We also liked Exodus's recurring revenue model, as it charged corporations a monthly fee for space and bandwidth. While conceptually this made a lot of sense, much of the company's business was generated from less-than-stable dot-coms. We are guardedly optimistic that Exodus will make it through these troubling times, but readily admit that there is further risk.

  Other technology stocks that detracted from performance were concentrated primarily in telecommunications equipment. We were underweight in this sector, but the depth of the slowdown caused many stocks to fall as much as 80% from their highs. JDS Uniphase, Cisco Systems, and Juniper Networks fall into this camp. Much of the growth from these companies had come from emerging carriers that now had no funding, and as a result, these equipment companies are mired in a massive inventory correction. We are maintaining our underweighted position and concentrating on those companies that will likely be long-term leaders of the next-generation networks. Macromedia, our second-largest detractor from performance, was also a casualty of the dot-com implosion. In hindsight, it appears that more business was coming from new entrants than we initially thought, and we eliminated our position in this stock.

  Technology stocks may have borne the brunt of the bad news, but the impact was felt in other sectors as well. Waddell & Reed Financial, an investment management company that sells its products primarily to middle-income Americans, felt the impact through lower asset values as the technology turmoil took the entire market lower. Crown Castle, a leading wireless infrastructure company, was affected by muted capital spending in the wireless arena.

  Sector Diversification

                              6/30/00            12/31/00             6/30/01
  ------------------------------------------------------------------------------

  Technology                     20.9%               22.6%               20.2%

  Media Services                 20.7                15.3                18.6

  Business Services              22.2                20.5                17.7

  Consumer Services              14.2                14.5                12.6

  Financial                       8.4                12.3                12.0

  Health Care                     6.9                 9.0                11.9

  Reserves                        6.7                 5.8                 7.0
  ------------------------------------------------------------------------------

  Total                           100%                100%                100%


  Changes in the portfolio's sector weightings primarily reflected the performance of the various sectors. However, we intentionally decreased the weighting in consumer services, particularly retail. Even though the stocks have performed well, we were concerned about whether consumer spending could remain strong. Consumers have been extremely resilient in a very difficult economic environment, but in spite of a coming tax rebate and interest rate cuts, layoffs have been mounting and the declining stock market has affected consumers' wealth. As a result, we thought it prudent to take some money off the table in the consumer area. We focused our trimming on companies exposed to apparel, such as Family Dollar and TJX. The majority of the proceeds went into the health care sector, primarily large-cap pharmaceuticals and some services companies. Health care is relatively non-cyclical, and, in our opinion, an attractive place to invest today.

Health care stocks headed new purchases

  The largest health care addition was American Home Products, a diversified pharmaceutical company whose products primarily serve the women's health, central nervous system, and hematology markets. We like the company's current stable of products as well as its future pipeline. We also purchased Amgen, the sales leader in biotechnology. Amgen has two franchise products that each bring in more than $1 billion a year and a strong pipeline that is expected to produce several new products over the next 12 to 18 months. We also bought Laboratory Corporation of America (LabCorp), one of two national independent laboratory companies in the United States. Through a network of over 1,200 service sites, LabCorp conducts more than 4,000 different laboratory tests used by physicians, hospitals, and patients. Part of the excitement is the company's potential for genomics testing. For example, LabCorp was the first to introduce HIV viral load testing.

  Not all new purchases were health care companies. We added the nation's fourth-largest cable operator, Charter Communications, which has generated the fastest subscriber and cash flow growth in the industry. Cable TV is a relatively noncyclical business that will likely withstand a consumer slowdown quite well. We are also moving toward the end of a large capital spending cycle in which the country's cable infrastructure was upgraded for high-speed data and digital cable. Once this ends, there is a strong likelihood that the industry will begin to generate significant free cash flow. DST Systems, the country's largest independent processor of mutual fund accounts, is also somewhat insulated from an economic slowdown. Unlike most participants in the mutual fund industry, DST Systems does not get paid based on assets, but rather on number of accounts. Historically, DST has come through market downturns quite well.

OUTLOOK

     A number of crosscurrents make any near-term market forecast very suspect. On the plus side are the Fed's six rate cuts that should be working their way through the economy. Additionally, consumers will soon be getting tax rebate checks that could help stimulate growth. At the same time, we are still in a major inventory correction in almost the entire technology sector, unemployment appears on the rise, capital spending is slowing materially after years of above-average growth, and companies are missing earnings forecasts at a record pace. That said, we believe the intermediate- to long-term prospects for certain segments of the market are positive. Valuations have corrected significantly, and the Fed's actions have set the wheels in motion for increased investment.

     Although there will still be bumps along the way, we believe that we are now closer to the bottom than the top. We continue to look for attractive growth opportunities at reasonable valuations - something that was very difficult to do in 1999 and early 2000 when valuations were stratospheric. We know we must tread carefully in certain sectors, but we believe that our discipline of focusing on companies with good business models and strong recurring revenues will serve us well over the long term. While it hasn't been fun for anyone to watch the market fall seemingly day after day, we are encouraged by the fact that we were able to pick up a lot of ground on our Lipper benchmark during the turmoil and managed to exceed it in a strong second quarter. We are not running a sprint but a marathon, and we believe our portfolio has an excellent chance of maintaining a solid pace over the long term.

     Respectfully submitted,

     Marc L. Baylin
     Chairman of the portfolio's Investment Advisory Committee

     July 24, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.


Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings

                                                    Percent of
                                                    Net Assets
                                                       6/30/01
--------------------------------------------------------------------------------

Waddell & Reed Financial                                   2.9%

AT&T Liberty Media                                         2.9

First Data                                                 2.8

Freddie Mac                                                2.7

Affiliated Computer Services                               2.5

Concord EFS                                                2.3

Clear Channel Communications                               2.3

Viacom                                                     2.3

Western Wireless                                           2.2

Apollo Group                                               2.2

TMP Worldwide                                              2.0

Family Dollar Stores                                       1.9

AOL Time Warner                                            1.9

Microsoft                                                  1.8

Pfizer                                                     1.8

Home Depot                                                 1.7

Comcast                                                    1.7

Crown Castle International                                 1.7

Target                                                     1.7

Flextronics                                                1.6

SunGard Data Systems                                       1.5

Morgan Stanley Dean Witter                                 1.5

Jabil Circuit                                              1.5

Outback Steakhouse                                         1.4

GE                                                         1.4

Total                                                     50.2%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Portfolio Highlights
--------------------------------------------------------------------------------

Contributions to the Change in Net Asset Value Per Share
6 Months Ended 6/30/01

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Microsoft                                                   15(cents)

AT&T Liberty Media                                          12

Clear Channel Communication                                 12

AOL Time Warner                                             12

Family Dollar Stores                                        11

First Data                                                  11

Apollo Group                                                11

Affiliated Computer Services                                10

Jabil Circuit                                                9

SunGard Data Systems                                         8

Total                                                      111(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Exodus Communications                                     - 44(cents)

Macromedia **                                               27

JDS Uniphase                                                24

Cisco Systems                                               19

Waddell & Reed Financial                                    14

Schlumberger                                                11

Vodafone                                                    11

Crown Castle International                                  11

Juniper Networks                                            10

Waters Corporation                                          10

Total                                                    - 181(cents)
--------------------------------------------------------------------------------

12 Months Ended 6/30/01

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Affiliated Computer Services                                47(cents)

Concord EFS                                                 35

Freddie Mac                                                 34

Apollo Group                                                31

SunGard Data Systems                                        25

Omnicare                                                    22

Avis Group **                                               19

First Data                                                  16

Family Dollar Stores                                        16

TJX                                                         14

Total                                                      259(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Exodus Communications *                                   - 70(cents)

Macromedia **                                               40

JDS Uniphase                                                36

Cisco Systems                                               35

Nextel Communications                                       32

WorldCom - WorldCom Group **                                28

Circuit City Stores **                                      24

Clear Channel Communications *                              22

AT&T Liberty Media                                          22

Dell Computer **                                            18

Total                                                    - 327(cents)
--------------------------------------------------------------------------------

*   Position added
**  Position eliminated
*** Acquired by another company


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

New America Growth Portfolio
                                                 Lipper
                                               Variable
                                                Annuity
                                             Underlying
                           S&P 500            Multi-Cap          New America
                             Stock         Growth Funds               Growth
                             Index              Average            Portfolio

  3/31/94                   10,000              10,000              10,000
  6/30/94                   10,042               9,433               9,670
  6/30/95                   12,660              12,041              12,504
  6/30/96                   15,952              15,596              17,326
  6/30/97                   21,487              17,779              19,964
  6/30/98                   27,968              22,829              25,990
  6/30/99                   34,333              27,774              29,205
  6/30/00                   36,820              44,306              29,170
  6/30/01                   31,360              32,689              24,782

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

New America Growth Portfolio
Periods Ended 6/30/01

                                                  Since              Inception
1 Year        3 Years         5 Years         Inception                   Date
--------------------------------------------------------------------------------

-15.04%        -1.57%           7.42%            13.34%                3/31/94


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price New America Growth Portfolio
(Unaudited)

                        For a share outstanding throughout each period
                   ----------------------------------------------------------

             6 Months       Year
                Ended      Ended
              6/30/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE
Beginning
of period    $  20.91   $  26.18   $  24.74   $  21.35   $  17.67   $  15.23

  Investment activities
  Net investment
  income (los   (0.02)     (0.04)     (0.07)     (0.08)      -          0.04

  Net realized and
  unrealized gain
  (loss)        (1.34)     (2.64)      3.10       3.97       3.73       2.94

Total from investment
activities      (1.36)     (2.68)      3.03       3.89       3.73       2.98

Distributions
  Net investment
  income          -          -          -          -          -        (0.04)

  Net realized
  gain            -        (2.59)     (1.59)     (0.50)     (0.05)     (0.50)

  Total
  distributions   -        (2.59)     (1.59)     (0.50)     (0.05)     (0.54)

NET ASSET VALUE
End of
period        $  19.55   $  20.91   $  26.18   $  24.74   $  21.35   $  17.67
--------------------------------------------------------------------------------


Ratios/Supplemental Data
Total
return
(diamond)       (6.50)%   (10.62)%    12.75%     18.51%     21.12%     20.09%

Ratio of total
expenses
to average
net assets       0.85%!     0.85%      0.85%      0.85%      0.85%      0.85%

Ratio of net
investment
income
(loss) to
 average
net assets      (0.21)%!   (0.18)%    (0.30)%    (0.34)%     0.02%      0.18%

Portfolio
turnover
rate            66.0%!     89.2%      42.1%      46.0%      37.3%      27.2%

Net assets,
end of period
(in thousands) $ 99,798   $108,835   $125,974   $118,989   $ 96,991   $ 60,241


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!         Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price New America Growth Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                 Shares                Value
--------------------------------------------------------------------------------
                                                         In thousands

COMMON STOCKS 93.0%

CONSUMER SERVICES 12.6%

Retailing/General Merchandisers 6.2%

Costco Wholesale *                               33,000   $               1,356

Family Dollar Stores                             73,000                   1,871

Safeway *                                        27,500                   1,320

Target                                           48,400                   1,674

                                                                          6,221

Retailing/Specialty Merchandisers 2.7%

Home Depot                                       37,500                   1,746

TJX                                              29,000                     924

                                                                          2,670

Personal Services 2.2%

Apollo Group (Class A) *                         52,300                   2,220

                                                                          2,220

Restaurants 1.5%

Outback Steakhouse *                             50,000                   1,440

                                                                          1,440

Total Consumer Services                                                  12,551


BUSINESS SERVICES 17.4%

Computer Services 10.2%

Affiliated Computer Services
  (Class A) *                                    35,000                   2,517

Concord EFS *                                    45,000                   2,340

DST Systems *                                    11,000                     580

First Data                                       44,000                   2,827

Paychex                                          10,500                     420

SunGard Data Systems *                           50,400                   1,512

                                                                         10,196

Energy Services 2.8%

Diamond Offshore Drilling                        10,500                     347

Schlumberger                                     21,700                   1,142

Smith International *                            14,200                     851

Tidewater                                        12,700                     479

                                                                          2,819

Other Business Services 3.0%

Robert Half International *                      17,000                     423

TMP Worldwide *                                  32,600                   1,956

Viad                                             22,000                      58

                                                                          2,960


                                                 Shares                   Value
--------------------------------------------------------------------------------
                                                         In thousands

Marketing Services 1.4%

Catalina Marketing *                             38,000   $               1,159

IMS Health                                        9,000                     257

                                                                          1,416

Total Business Services                                                  17,391


FINANCIAL 11.7%

Insurance 0.6%

Marsh & McLennan                                  6,100                     616

                                                                            616

Investment Services 6.2%

Charles Schwab                                   21,500                     329

Citigroup                                        14,000                     740

Goldman Sachs Group                               8,250                     708

Morgan Stanley Dean Witter                       23,500                   1,509

Waddell & Reed Financial
  (Class A)                                      91,500                   2,905

                                                                          6,191

Other Financial 4.9%

Freddie Mac                                      38,500                   2,695

GE                                               28,000                   1,365

Providian Financial                              13,000                     770

                                                                          4,830

Total Financial                                                          11,637


TECHNOLOGY 19.3%

E-Commerce 1.6%

Exodus Communications *                         174,000                     359

VeriSign *                                       20,750                   1,245

                                                                          1,604

Software & Services 6.3%

Electronic Arts *                                11,500                     666

Internet Security Systems *                       8,300                     403

Mercury Interactive *                             7,500                     449

Microsoft *                                      25,000                   1,825

Oracle *                                         23,000                     437

Peregrine Systems *                              40,000                   1,160

Siebel Systems *                                 12,500                     586

VERITAS Software *                               11,500                     765

                                                                          6,291

T. Rowe Price New America Growth Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                Shares                   Value
--------------------------------------------------------------------------------
                                                        In thousands

Communications Equipment 2.7%

Cisco Systems *                                  65,000   $               1,183

JDS Uniphase *                                   52,000                     650

Juniper Networks *                                8,000                     249

Nokia ADR                                        14,000                     308

ONI Systems *                                    11,000                     307

                                                                          2,697

Semiconductors 5.0%

Agere Systems *                                  77,000                     577

Analog Devices *                                 30,500                   1,319

Applied Materials *                              20,500                   1,007

Maxim Integrated Products *                       9,300                     411

Newport                                           7,500                     199

QUALCOMM *                                        5,250                     307

Texas Instruments                                13,000                     409

Xilinx *                                         19,000                     784

                                                                          5,013

Computers & Hardware 3.7%

EMC *                                            19,500                     567

Flextronics *                                    62,000                   1,619

Jabil Circuit *                                  48,000                   1,481

                                                                          3,667

Total Technology                                 19,272

MEDIA SERVICES 18.6%

Broadcasting 6.9%

Charter Communications
  (Class A) *                                    28,000                     654

Clear Channel Communications *                   36,300                   2,276

Comcast (Class A Special) *                      40,000                   1,736

Viacom (Class B) *                               43,624                   2,258

                                                                          6,924

Other Media Services 6.5%

AOL Time Warner *                                35,000                   1,855

AT&T Liberty Media (Class A) *                  166,000                   2,903

Crown Castle International *                    102,500                   1,681

                                                                          6,439

Telecom Services 5.2%

Allegiance Telecom *                             75,500                   1,132

Nextel Communications *                          47,500                     831

Vodafone ADR                                     45,500                   1,017

Western Wireless *                               52,000                   2,236

                                                                          5,216

Total Media Services                                                    18,579


                                                 Shares                   Value
--------------------------------------------------------------------------------
                                                         In thousands


HEALTH CARE 11.9%

Health Care Services 3.3%

Laboratory Corp. of America *                    14,400   $               1,107

Omnicare                                         58,500                   1,182

Wellpoint Health Networks *                      10,500                     990

                                                                          3,279

Health Care Products/Devices 0.4%

Waters Corporation *                             13,200                     364

                                                                            364

Pharmaceuticals and Biotechnology 8.2%

Abgenix *                                        16,300                     734

Allergan                                          3,000                     257

American Home Products                           15,000                     877

Amgen *                                          11,000                     668

Cephalon *                                        5,750                     405

Eli Lilly                                         6,000                     444

Genentech *                                      11,000                     606

King Pharmaceuticals *                            8,500                     457

MedImmune *                                      22,000                   1,038

Pfizer                                           44,000                   1,762

Pharmacia                                        20,750                     953

                                                                          8,201

Total Health Care                                                        11,844

Total Miscellaneous
  Common Stocks 1.5%                                                      1,515

Total Common Stocks
  (Cost $77,774)                                                         92,789

SHORT-TERM INVESTMENTS 6.8%

Money Market Fund 6.8%
  T. Rowe Price Reserve
  Investment Fund,
  4.34% # 6,761,149                                                       6,761

Total Short-Term Investments
  (Cost $6,761)                                                           6,761

Total Investments
in Securities
99.8% of Net
  Assets (Cost $84,535)                    $                             99,550
  Other Assets
  Less Liabilities                                                          248

  NET ASSETS                               $                             99,798
                                           ------------------------------------

T. Rowe Price New America Growth Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                 Shares                   Value
--------------------------------------------------------------------------------
                                                        In thousands

Net Assets Consist of:
Accumulated net
  investment income -
  net of distributions                     $                               (108)

Accumulated net
  realized gain/loss -
  net of distributions                                                   (2,084)

  Net unrealized
  gain (loss)                                                            15,015

  Paid-in-capital
  applicable to
  5,105,786 shares
  of $0.0001 par
  value capital
  stock outstanding;
                                                                  1,000,000,000
  shares of the
  Corporation authorized                                                 86,975


  NET ASSETS                               $                             99,798
                                           ------------------------------------

  NET ASSET VALUE PER SHARE                $                              19.55
                                           ------------------------------------

#    Seven-day yield
*    Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price New America Growth Portfolio
In thousands
(Unaudited)
--------------------------------------------------------------------------------
                                                                       6 Months
                                                                          Ended
                                                                        6/30/01
Investment Income (Loss)

Income

  Interest                                                            $     182

  Dividend                                                                  143

  Total income                                                              325

Expenses
  Investment management
  and administrative                                                        433

Net investment
income (loss)                                                              (108)

Realized and Unrealized
Gain (Loss) Net realized
gain (loss) on securities                                                (3,499)
Change in net unrealized
gain or loss on securities                                               (3,448)

Net realized and
unrealized gain (loss)                                                   (6,947)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $  (7,055)
                                                                      ---------


Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
In thousands
(Unaudited)
--------------------------------------------------------------------------------
                                               6 Months                    Year
                                                  Ended                   Ended
                                                6/30/01                12/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment
  income (loss)                               $    (108)              $    (210)

  Change in net realized
  gain or loss                                   (3,499)                  9,063

  Change in net unrealized
  gain or loss                                   (3,448)                (21,949)

  Increase (decrease) in net assets
  from operations                                (7,055)                (13,096)

Distributions to shareholders
  Net realized gain                                 -                   (12,052)

  Decrease in net assets from
  distributions                                     -                   (12,052)

Capital share transactions *
  Shares sold                                     7,411                  23,400
  Distributions reinvested                          -                    12,052
  Shares redeemed                                (9,393)                (27,443)

  Increase (decrease) in net assets
  from capital share transactions                (1,982)                  8,009

Net Assets
  Increase (decrease) during perio               (9,037)                (17,139)
  Beginning of period                           108,835                 125,974

  End of period                                $ 99,798                $108,835
                                               --------                --------

*Share information
  Shares sold                                       373                     929
  Distributions reinvested                          -                       554
  Shares redeemed                                  (471)                 (1,091)

  Increase (decrease) in
  shares outstanding                                (98)                    392


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
June 30, 2001
(Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $32,002,000 and $34,752,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

  At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $84,535,000. Net unrealized gain aggregated $15,015,000 at period end, of which $26,372,000 related to appreciated investments and $11,357,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $59,000 was payable at June 30, 2001. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $182,000 and are reflected as interest income in the accompanying Statement of Operations.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP652 (6/01)
K15-055 6/30/01